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CUSIP NO. 74730W 10 1                  13G                 Page 13 of 13 Pages

                                    EXHIBIT A

                            Agreement of Joint Filing

                  The undersigned hereby agree that they are filing jointly pursuant to Rule 13d-1 of the Act the statement dated February 10, 1997, containing the information required by Schedule 13G, for the 819,098 Shares of the Common Stock of QuadraMed Corporation held by Tullis-Dickerson Capital Focus L.P.


                                              TULLIS-DICKERSON
                                              CAPITAL FOCUS L.P.


                                                  Tullis-Dickerson Partners,
                                                  general partner



Date:  February 10, 1997                          /s/ Joan P. Neuscheler
                                             ___________________________________
                                             Joan P. Neuscheler,
                                             general partner


                                             TULLIS-DICKERSON
                                             PARTNERS



Date:  February 10, 1997                          /s/ Joan P. Neuscheler
                                             ___________________________________
                                             Joan P. Neuscheler,
                                             general partner


Date:  February 10, 1997                          /s/ James L.L. Tullis
                                             ___________________________________
                                             James L.L. Tullis


Date:  February 10, 1997                          /s/ Thomas P. Dickerson
                                             ___________________________________
                                             Thomas P. Dickerson


Date:  February 10, 1997                          /s/ Joan P. Neuscheler
                                             ___________________________________
                                             Joan P. Neuscheler